Lennar Corporation and Subsidiaries
Listing of Subsidiaries

                                                                      Exhibit 21

                                                                        State of
                                                                    Incorporation
                                                                   ---------------
Lennar Corporation                                                 Delaware

Subsidiaries
--------------------------------------------------------------------------------------------

      56th And Lone Mountain, L.L.C.                               Arizona
      Adjustable Mortgage Finance Corporation                      Florida
      Alma Del Lagos, L.L.C.                                       Arizona
      Ameristar Financial Services, Inc.                           California
      Ann Arundel Farms, Ltd.                                      Texas
      Aquaterra Utilities, Inc.                                    Florida
      BCDC Corp.                                                   California
      Bermuda Springs Developers Joint Venture                     Nevada
      Bickford Holdings, LLC                                       Nevada
      Boca Greens, Inc.                                            Florida
      Boca Isles South Club, Inc.                                  Florida
      Bramalea California Properties, Inc.                         California
      Bramalea California Realty, Inc.                             California
      Bramalea California, Inc.                                    California
      Brazoria County LP, Inc.                                     Nevada
      Builders Acquisition Corp.                                   Delaware
      C/L JV Holdings Limited Partnership                          Florida
      Canterbury Corporation                                       Florida
      Canyon View Development, LLC                                 Colorado
      Chancellor Place, L.L.C.                                     New Jersey
      Chantilly Green Joint Venture, L.L.C.                        Virginia
      Clodine-Bellaire LP, Inc.                                    Nevada
      Club Pembroke Isles, Inc.                                    Florida
      Club Tampa Palms, Inc.                                       Florida
      Continental Escrow Company                                   California
      Coto de Caza, Ltd.                                           California
      Countryplace Golf Course, Inc.                               Texas
      Crismon & Baseline, L.L.C.                                   Arizona
      Custer/Hedgecoxe L.L.C.                                      Texas
      Dalco Land Limited Liability Company                         Colorado
      DCA Acceptance Corp.                                         Alabama
      DCA Builder Issuer, Inc.                                     Florida
      DCA CML Acceptance, Inc.                                     Florida
      DCA Financial Corporation                                    Florida
      DCA NJ Realty, Inc.                                          New Jersey
      DCA of Lake Worth, Inc.                                      Florida
      DCA of New Jersey, Inc.                                      New Jersey
      Don Galloway Homes, LLC                                      Delaware
      E.M.J.V. Corp.                                               Florida
      Eagle Bend Commercial, LLC                                   Colorado
      Eagle Home Mortgage, Inc.                                    Washington
      East Kingsbridge Joint Venture                               Florida
      East Meadows Joint Venture                                   Florida
      Edgewater Reinsurance, Ltd.                                  Turks & Caicos Islands
      Edwards Landing, L.L.C.                                      Virginia

Lennar Corporation and Subsidiaries
Listing of Subsidiaries


Subsidiaries
--------------------------------------------------------------------------------------------
      El Dorado Development, LLC                                   Delaware
      Estates Seven, LLC                                           Delaware
      Fidelity Guaranty and Acceptance Corporation                 Delaware
      Fieldstone Estates, L.L.C.                                   Arizona
      Fortress Mortgage, Inc.                                      Delaware
      Friendswood Development Company, Ltd.                        Texas
      Galloway Enterprises, LLC                                    Delaware
      Glenwood Investors, L.L.C.                                   Maryland
      Greenbriar at River Valley, Ltd.                             Ohio
      Greentree Holdings, LLC                                      New Jersey
      Greystone Construction, Inc.                                 Arizona
      Greystone Homes of Nevada, Inc.                              Delaware
      Greystone Homes, Inc.                                        Delaware
      Greystone Nevada, LLC                                        Delaware
      Greywes, LLC                                                 California
      Hallston Burbank LLC                                         Delaware
      Harbourvest, L.L.C.                                          Florida
      Harris County LP, Inc.                                       Nevada
      HCC Investors, LLC                                           Delaware
      Heartland Colorado, LLC                                      Colorado
      Heritage at Hawk Ridge, L.L.C.                               Missouri
      Heritage at Miami Bluffs, LLC                                Ohio
      Heritage Housing Group, Inc.                                 Maryland
      Heritage Hunt Commercial, LLC                                Virginia
      Heritage of Auburn Hills, L.L.C.                             Michigan
      Heritage Pines, LLC                                          North Carolina
      Heritage Ridge, LLC                                          Georgia
      Hickory Ridge, Ltd.                                          Texas
      Homecraft Corporation                                        Texas
      Hometrust Insurance Company                                  Vermont
      Homevest, L.L.C.                                             Florida
      Homeward Development Corporation                             Florida
      Hunters Creek Holdings, LLC                                  New Jersey
      Imperial Homes Corporation                                   Florida
      Inactive Corporations, Inc.                                  Florida
      Independence L.L.C.                                          Virginia
      Independence Land Title Company                              Texas
      Institutional Mortgages, Inc.                                Florida
      Kings Ridge Golf Corporation                                 Florida
      Kings Ridge Recreation Corporation                           Florida
      Kings Wood Development Company, L.C.                         Florida
      Kings Wood Development Corporation                           Florida
      L/Cleve Holdings Limited Partnership                         Florida
      La Canada Holding Company                                    California
      Laureate Homes of Arizona, Inc.                              Arizona
      Legends Golf Club, Inc.                                      Florida
      LEN-Ashford III, LLC                                         Delaware
      LEN-Brentwood II, LLC                                        California
      LEN-Carmel Oaks, LLC                                         Delaware
      LEN-El Dorado Hills II, LLC                                  Delaware
      LEN-Glendora II, LLC                                         Delaware
      LEN-Greystone Torrey Highlands, LLC                          Delaware

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Lennar Corporation and Subsidiaries
Listing of Subsidiaries


Subsidiaries
--------------------------------------------------------------------------------------------
      LEN-Hiddenbrooke II Sub, LLC                                 California
      LEN-Hiddenbrooke II, LLC                                     Delaware
      LEN-Highland Park LLC                                        Delaware
      LEN-Lakeside, LLC                                            California
      LENNAR - BVHP, LLC                                           California
      Lennar Acquisition Corp. II                                  California
      Lennar Associates Management Holding Company                 Florida
      Lennar Associates Management, LLC                            Delaware
      Lennar Aviation, Inc.                                        Delaware
      Lennar Bressi Carlsbad, LLC                                  California
      Lennar Bressi Ranch Venture, LLC                             California
      Lennar Bridges, LLC                                          California
      Lennar Central Region Sweep, Inc.                            Nevada
      Lennar Charitable Housing Foundation                         California
      Lennar Communities Development, Inc.                         Delaware
      Lennar Communities of Florida, Inc.                          Florida
      Lennar Communities of South Florida, Inc.                    Florida
      Lennar Communities, Inc.                                     California
      Lennar Construction, Inc.                                    Arizona
      Lennar Coto Holdings, L.L.C.                                 California
      Lennar Financial Services, Inc.                              Florida
      Lennar Financial Services, LLC                               Florida
      Lennar Greer Ranch Venture, LLC                              California
      Lennar Homes, Inc.                                           Florida
      Lennar Homes of Arizona, Inc.                                Arizona
      Lennar Homes of California, Inc.                             California
      Lennar Homes of Hawaii, Inc.                                 Hawaii
      Lennar Homes of Texas Land and Construction, Ltd.            Texas
      Lennar Homes of Texas Sales and Marketing, Ltd.              Texas
      Lennar Huntington Beach, LLC                                 California
      Lennar Insurance Services, Inc.                              Florida
      Lennar La Paz, Inc.                                          California
      Lennar La Paz Limited, Inc.                                  California
      Lennar Land Partners                                         Florida
      Lennar Land Partners II                                      Florida
      Lennar Land Partners Sub, Inc.                               Delaware
      Lennar Land Partners Sub II, Inc.                            Nevada
      Lennar Little Italy, LLC                                     Delaware
      Lennar Mare Island LLC                                       California
      Lennar Moorpark, L.L.C.                                      Delaware
      Lennar Mote Ranch, Ltd.                                      Florida
      Lennar Nevada, Inc.                                          Nevada
      Lennar Northland I, Inc.                                     California
      Lennar Northland II, Inc.                                    California
      Lennar Northland III, Inc.                                   California
      Lennar Northland IV, Inc.                                    California
      Lennar Northland V, Inc.                                     California
      Lennar Northland VI, Inc.                                    California
      Lennar Northpointe North, LLC                                California
      Lennar Oceanside, LLC                                        California
      Lennar Pacific Properties, Inc.                              Delaware
      Lennar Pacific, Inc.                                         Delaware

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

Lennar Corporation and Subsidiaries
Listing of Subsidiaries



Subsidiaries
--------------------------------------------------------------------------------------------
      Lennar Pacific, L.P.                                         Delaware
      Lennar Realty, Inc.                                          Florida
      Lennar Renaissance, Inc.                                     California
      Lennar Sacramento, Inc.                                      California
      Lennar Sales Corp.                                           California
      Lennar San Jose Holdings, Inc.                               California
      Lennar Southland I, Inc.                                     California
      Lennar Southland II, Inc.                                    California
      Lennar Southland III, Inc.                                   California
      Lennar Southwest Holding Corp.                               Nevada
      Lennar Stevenson Holdings, L.L.C.                            California
      Lennar Sun Ridge, LLC                                        California
      Lennar Sycamore Creek, LLC                                   California
      Lennar Texas Holding Company                                 Texas
      Lennar Winncrest, LLC                                        Delaware
      Lennar.Com, Inc.                                             Florida
      Lennar-LNR Ford Island, LLC                                  Hawaii
      Lennarstone Marketing Group, LLC                             Arizona
      LEN-Natomas Village 15, LLC                                  Delaware
      LEN-Natomas Village 16, LLC                                  Delaware
      LEN-OBS Windemere, LLC                                       Delaware
      LEN-Rivermark Greens, LLC                                    Delaware
      LEN-Rivermark Promenade, LLC                                 Delaware
      LEN-SCGA50, LLC                                              Delaware
      LEN-SCGA60, LLC                                              Delaware
      LEN-Spectrum, LLC                                            Delaware
      LEN-Windemere Village 11, LLC                                Delaware
      LEN-Windemere Village 15, LLC                                Delaware
      LEN-Woodlands, LLC                                           Delaware
      LFS Holding Company, LLC                                     Delaware
      LL Partners, Inc.                                            Nevada
      LNR Meadowlark, LLC                                          California
      LNR-Lennar 250 Brannan Street, LLC                           California
      LNR-Lennar Brannan Street, LLC                               California
      Long Point Development Corporation                           Texas
      Lori Gardens Associates, L.L.C.                              New Jersey
      Lorton Station, LLC                                          Virginia
      LSC Associates                                               Florida
      Lucerne Merged Condominiums, Inc.                            Florida
      Lundgren Bros. Construction, Inc.                            Minnesota
      LW1, LLC                                                     Delaware
      M.A.P. Builders, Inc.                                        Florida
      Majestic Woods, LLC                                          New Jersey
      Marlborough Development Corporation                          California
      Marlborough Financial Corporation                            California
      Marlborough Mortgage Corporation                             California
      Maywood, L.L.C.                                              Virginia
      Meritus Title Company                                        California
      Midland Housing Industries Corp.                             California
      Midland Investment Corporation                               California
      Mill Branch Associates, LLC                                  New Jersey
      Millennium Ventures Limited Partnership, LLP                 Florida

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Lennar Corporation and Subsidiaries
Listing of Subsidiaries



Subsidiaries
--------------------------------------------------------------------------------------------
      Millennium Ventures Management Company, Ltd., L.L.P.         Florida
      Mission Viejo 12S Venture, LP                                California
      Mission Viejo Holdings, Inc.                                 California
      Multi-Builder Acceptance Corp.                               Alabama
      Natomas Estates, LLC                                         California
      NC Builders Acquisition Corp.                                Delaware
      Netter Woods, LLC                                            New Jersey
      New Century Title of Ft. Myers, L.L.C.                       Florida
      New Century Title of Orlando, L.L.C.                         Florida
      New Century Title of Tampa, L.L.C.                           Florida
      New Home Brokerage, Inc.                                     Florida
      NGMC Finance Corporation                                     Florida
      NGMC Finance Corporation, IV                                 Florida
      North American Asset Development Corporation                 California
      North American Real Estate Services, Inc.                    California
      North American Title Agency of Arizona, Inc.                 Arizona
      North American Title Company                                 Florida
      North American Title Company of Colorado                     Colorado
      North American Title Company, Inc.                           California
      North American Title Group, Inc.                             Florida
      North American Title Insurance Company                       California
      North American Title Insurance Corporation                   Florida
      North County Land Company, LLC                               California
      Northgate Highlands Development II, LLC                      Colorado
      Northgate Highlands Development, LLC                         Colorado
      Northpointe North, LLC                                       California
      NuHome Designs, L.L.C.                                       Texas
      NuHome Holdings, LLC                                         Delaware
      Oceanpointe Development Corporation                          Florida
      Orrin Thompson Construction Company                          Minnesota
      Orrin Thompson Homes Corp.                                   Minnesota
      Palmdale 101 Venture                                         California
      Paparone Construction Co.                                    New Jersey
      Patriot Homes of Virginia, Inc.                              Virginia
      Patriot Homes, Inc.                                          Maryland
      PDC Fairway Village, Ltd.                                    Texas
      Perris Green Valley Associates                               California
      Prairie Lake Corporation                                     Florida
      Prairie Lake Joint Venture                                   Florida
      Quest Testing                                                Texas
      Rancho Summit LLC                                            California
      REGTC, INC.                                                  Texas
      Restoration Development, LLC                                 Minnesota
      Rivendell Joint Venture                                      Florida
      Rivenhome Corporation                                        Florida
      Riverwalk at Waterside Island, LLC                           Florida
      Riviera Land Corp.                                           Florida
      Roseridge Development, LLC                                   California
      Rottlund Advantage, LLC                                      Florida
      Rutenberg Homes of Texas, Inc.                               Texas
      Rutenberg Homes, Inc. (Florida)                              Florida
      San Felipe Indemnity Co., Ltd.                               Bermuda

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Lennar Corporation and Subsidiaries
Listing of Subsidiaries



Subsidiaries
--------------------------------------------------------------------------------------------
      Satisfaction, Inc.                                           Florida
      Savell Gulley Development Corporation                        Texas
      SEA Joint Venture, LLC                                       Colorado
      September 11th Homebuilders Fund, Inc.                       Florida
      Silver Lakes-Gateway Clubhouse, Inc.                         Florida
      SLTC, Inc.                                                   Texas
      Sossaman Estates, L.L.C.                                     Arizona
      South Park Development, LLC                                  Delaware
      Spanish Springs Development, LLC                             Nevada
      Spring Ridge Development, Ltd.                               Texas
      State Home Acceptance Corporation                            Florida
      Stevenson Ranch Venture LLC                                  Delaware
      Stoney Corporation                                           Florida
      Stoneybrook Clubhouse West, Inc.                             Florida
      Stoneybrook Clubhouse, Inc.                                  Florida
      Stoneybrook Golf Club, Inc.                                  Florida
      Stoneybrook Golf Management, L.L.C.                          Florida
      Stoneybrook Joint Venture                                    Florida
      Stoyko Holdings, LLC                                         New Jersey
      Strategic Holdings, Inc.                                     Nevada
      Strategic Technologies Communications of Calif., Inc.        California
      Strategic Technologies, Inc.                                 Florida
      Summerway Investment Corp.                                   Florida
      T/L Huntington Beach, LLC                                    Delaware
      Texas Professional Title, Inc.                               Texas
      Texas-Wide General Agency, Inc.                              Texas
      Texas-Wide Insurance Agency, Inc.                            Texas
      The Bridges at Rancho Santa Fe Sales Company, Inc.           California
      The Bridges Club at Rancho Santa Fe, Inc.                    California

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Lennar Corporation and Subsidiaries
Listing of Subsidiaries



Subsidiaries
--------------------------------------------------------------------------------------------
      The Club at Stoneybrook, Inc.                                Florida
      The Homeward Foundation                                      Texas
      U.S. Home Acceptance Corporation                             Delaware
      U.S. Home Corporation                                        Delaware
      U.S. Home Corporation of New York                            New York
      U.S. Home of Arizona Construction Co.                        Arizona
      U.S. Home of Colorado Real Estate, Inc.                      Colorado
      U.S. Home Realty Corporation                                 Florida
      U.S. Home Realty, Inc.                                       Texas
      U.S. Home Southwest Holding Corp.                            Nevada
      U.S. Insurors, Inc.                                          Florida
      U.S.H. Realty, Inc.                                          Maryland
      U.S.H. Corporation of New York                               New York
      U.S.H. Indemnity Co, Ltd.                                    Bermuda
      U.S.H. Los Prados, Inc.                                      Nevada
      UAMC Asset Corp. II                                          Nevada
      UAMC Holding Company, LLC                                    Delaware
      Universal American Finance Corp., I.                         Florida
      Universal American Insurance Agency, Inc.                    Colorado
      Universal American Insurance Agency, Inc. (FL)               Florida
      Universal American Mortgage Company                          Florida
      Universal American Mortgage Company of California            California
      Universal American Mortgage Company, LLC                     Florida
      USH (West Lake), Inc.                                        New Jersey
      USH Acquisition Corp.                                        Delaware
      USH Bickford, LLC                                            California
      USH Equity Corporation                                       Nevada
      USH Funding Corp.                                            Texas
      USH Heritage Pom, L.L.C.                                     Arizona
      USH Holding, Inc.                                            Delaware
      USH Millennium Ventures Corp.                                Florida
      USH Woodbridge, Inc.                                         Texas
      USH/MJR, Inc.                                                Texas
      USH/SVA Star Valley, LLC                                     Arizona
      USHHH, Inc.                                                  Florida
      West Chocolate Bayou Development Corp.                       Texas
      West Lake Village, L.L.C.                                    New Jersey
      Westchase Development, LLC                                   Colorado
      Westchase, Inc.                                              Nevada
      Westchase, Ltd.                                              Texas
      Westgate Partners I                                          California
      Westgate Partners II                                         California
      Weststone Corporation                                        Florida
      Wheatland Development, LLC                                   Colorado
      Willow Estates Holdings, LLC                                 New Jersey
      Willowbrook Investors, LLC                                   New Jersey
      Windemere BLC Land Company LLC                               California
      Woodbridge Residential Partners, Ltd.                        Texas
      Wright Farm, L.L.C.                                          Virginia

                                        7